Selene Diligence LLC (“Selene”)
Due Diligence Review Narrative (“Report”)

Selene’s Report, which is to be made available to the recipients by the Client, includes the loan level results of Selene’s independent, third-party due diligence review conducted on behalf of the Client. The scope of review for these loans is as follows:

DESCRIPTION OF SERVICES:

(1)  Type of assets that were reviewed.
Selene Diligence LLC (“Selene”) performed certain due diligence services described below on residential mortgage loans originated by numerous entities and obtained by Pretium Residential Credit Management, LLC (“Client”). The review was conducted between February 27 2024 and January 12, 2026 via files imaged and provided for review (the “Review”).

(2) Sample size of the assets reviewed.
This Review consisted of 100% of the loan population.

FINAL SECURITIZATION POPULATION
Selene was instructed to perform a review on a population totaling 2 ATR-QM Exempt loans and 13 Non-QM loans for a total of 15 loans the “Final Securitization Population”).

Credit Reviews (15):
During the Review, Selene performed a credit review on 15 mortgage loans in the Final Securitization Population.

Compliance Review (15)
During the Review, Selene performed a compliance review on 15 mortgage loans in the Final Securitization Population.

Valuation Reviews (15):
During the Review, Selene performed a property valuation review on 15 mortgage loans in the Final Securitization
Population.

Data Integrity Review (15):
During the Review, Selene performed a Data Integrity Review on 15 mortgage loans in the Final Securitization
Population.

FINAL SECURITIZATION POPULATION

After Selene’s initial review was completed, the Client provided Selene with a confirmed list of 15 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by Selene.

Review	Reviewed Total	% of Final Securitization Population
Credit Population	15	100%
Compliance Population	15	100%
Valuation Population	15	100%
Data Integrity Population	15	100%

(3) Determination of the sample size and computation.
The Review was conducted with sample size criteria that has been communicated by the Client to Selene to be consistent with the criteria for the nationally recognized statistical ratings organization identified in Item 3 of the ABS Due Diligence-15E, Moody's Investors Service, Inc. (“Moody’s”) the (“NRSRO(s)”).

(4) Quality or integrity of information or data about the assets: review and methodology.
Where available, Selene compared the data fields on the bid tape provided by the Client to the data found in the actual loan file as captured by Selene. This information may not have been available for all mortgage loans.

(5) Origination of the assets and conformity to stated underwriting or credit extension Guidelines, standards, criteria or other requirements: review and methodology.
Selene assessed the underwriting Guidelines and compared the documentation in the loan file against the stated Guidelines for adherence.

GUIDELINES
ACC Mortgage Underwriting Guidelines, OCMBC Closed End Second (CES) Guidelines, American Mortgage Inc. Loan Guidelines 2nd Mortgage, Deephaven Wholesale Loan Guidelines (collectively the “Guidelines”)

LOAN GRADING
The Guidelines referenced above served as the benchmark for grading loans with respect to credit, compliance, underwriting, property valuation and data integrity. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade considers additional information and supporting documentation that may have been provided by the originators to clear outstanding conditions. Selene’s loan grading is solely based on Selene’s independent assessment of all Guideline exceptions and compensating factors for each of the component reviews. Selene is providing a comprehensive loan-level analysis that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades and sets forth compensating factors and waivers.

SCOPE OF REVIEW
Selene examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Selene relied on the accuracy of information contained in loan documentation provided to Selene (for more detail, please refer to Appendix A, B, and C, attached hereto).

CREDIT REVIEW

Selene’s credit scope of review conducted on this transaction included the following elements:

•	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Guidelines cited above;
•       Re-calculated LTV, CLTV, income, liabilities and compared these against the Guidelines;
•	Analyzed asset statements to determine whether funds to close and reserves were within the Guidelines;
•       Confirmed that credit scores (FICO) and credit histories were within the Guidelines.

COMPLIANCE REVIEW

Selene’s compliance scope determined whether the mortgage loans comply with the Federal Truth in Lending Act, Sections 1098 and 1100A of Dodd Frank, and Sections 1411 and 1412 of the Wall Street Reform and Consumer Protection Act.

PROPERTY VALUATION REVIEW

Selene’s Property Valuation scope of review conducted on this transaction included the following elements.

•      Original Appraisal Assessment
Selene reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

•      Value Supported Analysis
Selene applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product provided by the Client.

DATA INTEGRITY REVIEW

Selene uploaded tape data into its due diligence application and compares it to the actual documents provided.
•  Tape data received from lender/client is stored in a secured FTP folder;
•  Tape data is uploaded into the application;
•  Loan Reviewer collects validated loan data;
•  Each received data point is compared to its counterpart collected data point; and
•  Discrepancies found during comparison are stored and reported.

Selene provided the Client with a copy of the initial loan level tape discrepancy report which shows the differences between the data received by the Client versus the data captured by Selene during the loan review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs.

With respect to the Final Securitization Population, Selene conducted (i) a Credit Review on 15 mortgage loans, (ii) a Compliance Review on 15 mortgage loans (iii) a Valuation Review on 15 mortgage loans, and (iv) a Data Integrity Review on 15 mortgage loans; the results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs.

REVIEW RESULTS SUMMARY
After review of the 15 mortgage loans; 7 mortgage loans had a rating grade of A, 3 mortgage loans had a rating grade of B, 1 mortgage loans had a rating grade of C, and 4 mortgage loans had a rating grade of D.

Grades per loan (15 overall loans):

	INITIAL RA GRADES - OVERALL		FINAL RA GRADES - OVERALL
NRSRO Grade	Moody’s	%	NRSRO Grade	Moody’s	%
A	2	13.33%	A	7	46.67%
B	0	0.00%	B	3	20.00%
C	2	13.33%	C	1	6.67%
D	11	73.33%	D	4	26.67%

Final Grades per loan broken out by compliance, credit and property:
	FINAL RA GRADES - COMPLIANCE			FINAL RA GRADES - CREDIT
NRSRO Grade	Moody’s	%	NRSRO Grade	Moody’s	%
A	10	66.67%	A	7	46.67%
B	4	26.67%	B	3	20.00%
C	0	0.00%	C	1	6.67%
D	1	6.67%	D	4	26.67%

	FINAL RA GRADES - PROPERTY
NRSRO Grade	Moody’s	%
A	11	73.33%
B	0	0.00%
C	0	0.00%
D	0	0.00%
N/A	4	26.67%

REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

Review of the Final Grading Summary (redacted) provides the exceptions in detail and the migration from the initial rating agency grade to the final rating agency grade, based on mitigation/resolution from the client.

Disclaimer: Please be advised that Selene did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with all applicable laws and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Selene is relying in reaching such findings.

Please be further advised that Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. Information contained in any Selene report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Selene to prepare its reports pursuant to its instructions and Guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Selene does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Selene.

THIRD PARTY REVIEW REPORTING DELIVERED
Selene furnished the following reports on this transaction:

1.  Selene Diligence Narrative Report
2.  ASF Report
3.  Grading Summary
4.  Exception Detail
5.  Tape Discrepancies
6.  Valuations Report
7.  Supplemental Data
8.  Third Party (TPR) Attestation Form
9.  Attestation Form 15E

APPENDIX A – CREDIT REVIEW SCOPE

Selene reviewed the origination documentation contained in the mortgage loan file to determine conformity to the stated underwriting or credit extension Guidelines, standards, criteria or other requirements that are provided to Selene and/or as directed by Client.

Non-QM Scope

Credit Application

For the Credit Application, Selene verified whether:

1.	The application is signed by all listed borrowers;
2.	The application is substantially filled out; and
3.	All known borrower-owned properties are disclosed on the Real Estate Owned section.

Credit Report

Selene verified:

1.	A credit report and/or other credit history documentation is present for each borrower;
2.	The monthly consumer debt payments for use in the debt to income and/or residual income calculation, as applicable;
3.	Noted the Real Estate Owned and fraud alerts; and
4.	Gathered data required for ASF Report submission which may include:
a)	Most recent FICO Score (scores from Equifax, Experian, and Transunion if available)
b)	Most recent FICO date
c)	Longest Trade Line
d)	Maximum Trade Line
e)	Number of trade lines
f)	Credit Usage Ratio

Employment and Income

Selene determined whether all applicable supporting documentation as required by the Guidelines is in the file and note indications of potentially fraudulent documents. The documentation will also be used to verify whether the income used to qualify the loan was calculated in accordance with applicable Guidelines. Documentation verifying employment and income may include:

1.	Verbal or Written VOE’s
2.	Pay stubs
3.	W-2 forms
4.	Tax returns
5.	Financial statements
6.	Award letters
7.	Bank statements

Asset Review

Selene assessed whether the asset documentation required by the Guidelines is present in the file. In addition, a review of the reserve calculation was performed. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include:

1.	VOD’s
2.	Depository account statements
3.	Stock or security account statements
4.	Gift funds
5.	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved

Hazard/Flood insurance

A review of the insurance present on the loan was also performed. Selene:

1.	Verified that the hazard insurance meets the minimum required amount of coverage in the Guidelines;
2.	For condominium properties, confirmed that the blanket policy meets the minimum amount of coverage;
3.	Confirmed that the flood cert is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification;
4.	For properties is in a flood zone per the flood cert, confirmed that flood insurance in the file meets the minimum required amount of coverage and meets guideline requirements;
5.	Confirmed that the mortgagee clause lists the lender’s name and “its successors and assigns”; and
6.	Confirmed that the premium amount on both the hazard and flood insurance match what was used in the DTI calculations.

Title

Verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower and review the Title Commitment for the disclosure issues.

Fraud

To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, when required, Selene looked for an independent, third-party fraud report in each file and reviewed the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan. If the loan did not contain a fraud report and the counterparty cannot produce one, Selene conditioned the loan for the missing product.

On this Fraud report Selene:

1.	Reviewed for any name variations for the borrowers and confirm that the variations have been addressed in the loan file;

2.	Reviewed for any social security number variations for the borrowers and confirmed that the variations have been addressed in the loan file;
3.	Reviewed for any potential occupancy issues based on the borrowers’ address history and confirmed that any issues have been addressed in the loan file;
4.	Reviewed for any employment issues and confirm that any issues have been addressed in the loan file;
5.	Reviewed for any additional consumers associated with the borrowers’ profiles and confirmed the materiality and material issues have been addressed in the loan file; and
6.	Addressed all red flag issues.

Additional Review

Selene’s review procedures also included:

1.	A review of the completeness and accuracy of the information obtained in the mortgage origination process;
2.	A review of closing documents to ensure that the mortgage file information is complete, accurate, and consistent with other documents in the mortgage file;
3.	Selene reviewed the mortgage file documents to determine that the mortgage was properly underwritten;
4.	Verification that the DTI, LTV, asset reserves, property type, transaction type (maximum loan amount, loan purpose, occupancy, etc.), and FICO scores meet or exceed the guideline requirements;
5.	Verification that all borrowers are eligible based on the Guidelines and information in the loan file; and
6.	Verification that there is appropriate documentation present to confirm that applicable documents have been recorded or have been sent for recording.

APPENDIX B – COMPLIANCE REVIEW SCOPE

Selene reviewed the Non-QM loans to determine, as applicable, to the extent possible and/or applicable and subject to the caveats below, whether the loan complies with:

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
	i)	failure to provide the right of rescission notice;
	ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
	iii)	errors in the right of rescission notice;
	iv)	failure to provide the correct form of right of rescission notice;
	v)	failure to provide the three (3) business day rescission period;
vi)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
	i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
	ii)	proper execution by all required parties;
	iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
	iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
	i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
	ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
	i)	points and fees threshold test;
	ii)	APR threshold test;
	iii)	prepayment penalty test; and
	iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
	i)	APR threshold test; and
	ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
	i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
	ii)	review relevant document to determine if there was dual compensation; and

	iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
g)	Homeownership counseling (§1026.36):
	i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
h)	Prohibition on Financing Credit Insurance (§1026.36):
	i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
i)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
j)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and (ii) verify the data against the NMLSR database, as available.

2.
Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
		i)	confirm the presence of LE for applications on or after October 3, 2015;
		ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)
confirm that certain sections of each LE determined to carry assignee liability were completed and that information was reflected in the appropriate locations, which was based solely on the information disclosed on the LE;

iv)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)
confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

		vi)	confirm borrower received LE not later than four (4) business days prior to consummation; and
		vii)	confirm LE was not provided to the borrower on or after the date of the CD.
	b)	Closing Disclosure (CD) (§§1026.19 and 38):
		i)	confirm the presence of CD for applications on or after October 3, 2015;
		ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)
confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

		iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
		v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD; and
vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD and other applicable exceptions, confirm that the creditor cured or remediated the violations in accordance with the Structured Finance Association TRID 3.0, as may be updated from time to time.

3.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	the general Ability to Repay (“ATR”) underwriting standards (12 C.F.R. 1026.43(c));
b)	refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); and
c)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

General Ability to Repay

Selene reviewed the Non-QM mortgage loans to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Selene reviewed the Non-QM mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Selene does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. Selene’s review is based on information contained in the mortgage loan file at the time it is provided to Selene to review, and only reflects information as of that point in time.

4.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution.

SEASONED COMPLIANCE REVIEW

The Client shall upload a complete electronic file of the loan documents to Selene’s portal (the “Loan File”).  The documents located within each Loan File shall be indexed and imaged prior to upload.  The images must be organized by property address, preferably in individual folders.  Selene shall review each file as further described below.

I. Compliance Review
Selene will review each residential mortgage loan to determine, as applicable, to the extent possible and/or applicable and subject to the caveats below, whether the loan complies with:

5.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
	i)	failure to provide the right of rescission notice;
	ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
	iii)	errors in the right of rescission notice;

	iv)	failure to provide the correct form of right of rescission notice;
	v)	failure to provide the three (3) business day rescission period;
vi) vii)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
	i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
	ii)	proper execution by all required parties;
	iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
	iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
	i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
	ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
	i)	points and fees threshold test;
	ii)	APR threshold test;
	iii)	prepayment penalty test; and
	iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
	i)	APR threshold test; and
	ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
	i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
	ii)	review relevant document to determine if there was dual compensation; and
	iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
g)	Homeownership counseling (§1026.36):
	i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
h)	Prohibition on Financing Credit Insurance (§1026.36):
	i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
i)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and (ii) verify the data against the NMLSR database, as available.

6.	Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7), as applicable for loans with application dates prior to October 3, 2015:
	i)	confirm the presence of the current GFE form in effect at the time of origination;
	ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
	iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

	iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
	v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8), as applicable for loans with application dates prior to October 3, 2015:
	i)	confirm current applicable HUD form was provided;
	ii)	determination that the mortgage loan file contains the final HUD;
	iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
	iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7), as applicable for loans with application dates prior to October 3, 2015:
	i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)
confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

	iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
		i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
		ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
		iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
		iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
		v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
		vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
		vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii) ix) x)
confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing.
confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

7.
Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
	i)	confirm the presence of LE for applications on or after October 3, 2015;
	ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)
confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v) confirm if the file indicates a fee was imposed, other than for a credit report, prior to borrower receiving LE and indicating an intent to proceed with the transaction;

	vi)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vii)
confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

	viii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
	ix)	confirm borrower received LE not later than four (4) business days prior to consummation; and
	x)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
	i)	confirm the presence of CD for applications on or after October 3, 2015;
	ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)
confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

	iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
	v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)
with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who are discussing a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA industry group proposal.)

c)	Your Home Loan Toolkit (§1026.19):
	i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
	ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application

4.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

d)	the general Ability to Repay underwriting standards (12 C.F.R. 1026.43(c));
e)	refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
f)
Qualified Mortgages (12 C.F.R. 1026.43(e) (including qualified mortgages as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq. and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

g)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f));

Selene reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). Selene determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, Selene notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, Selene notes if an originator mortgage loan designation was not provided.

5.	The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

6.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution.

7.	Federal and state specific high-cost provisions, as further enumerated in Schedule 1, attached hereto.

II. Data Collection and Data Integrity Review
Selene will compare data fields on the bid tape provided by the Client to the data found in the actual file as captured by Selene. All material discrepancies will be noted.
III. Grading
After completing its review, Selene will deliver a final decision on the loan. Selene will not make a determination as to whether the loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Selene are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Selene is relying in reaching such findings.

Selene does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Selene do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Selene. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the clients that have engaged Selene to prepare their reports pursuant to their instructions and guidelines. Client acknowledges and agrees that the scoring models applied by Selene are designed to identify potential risk and the Client assumes sole responsibility for determining the suitability of the information for its particular use.

IV. Reporting
Standard Reports (Non-Securitization)
Shortly after this SOW is executed by the parties, Selene will use reasonable efforts and will work with Client’s staff to complete an agreed upon reporting set.
Client acknowledges that the Services provided by Selene rely on information supplied by the Client or other third parties and any errors, inaccuracies or omissions in that information is likely to result in inaccuracies with regard to the Services and any reports and materials related thereto.  Selene does not make any representations or warranties as to the accuracy or completeness of any information obtained by Selene from third-party information providers.
Securitization Reports
Selene will provide securitization reports as may be required by selected Rating Agencies to facilitate a Client securitization. At a minimum, these reports will include the reports below.

1.	Executive Summary - A written summary of the process used to review the loans, a results breakdown, and narrative tailored to agency grading.

2.	Data Discrepancy Loan Level Tape Compare- An electronic data file which reflects the discrepancies discovered during the due diligence review against the current ASF tape.
3.	Attestation Statement - Selene will provide the written statement as required by the applicable rating agencies.
4.	Reliance Letter(s) - Selene will provide written reliance letters, on mutually agreeable terms, for other transaction parties as requested by Client.
5.	ASF Tape-An electronic data file in ASF format is produced from the system and delivered to the rating agencies or location of your choice.
6.	Agency Exceptions- a report showing exceptions and all efforts made to clear the exception.
7.	Valuation Summary- a report detailing all valuation products review and/or obtained with respect to each asset and any variances from the original appraisal.
8.
Form 15E (17g10 requirement) –Selene will promptly provide a properly completed and executed Form ABS Due Diligence-15E after the due diligence services described in this SOW are completed.  The Form ABS Due Diligence-15-E will not contain detailed findings, or personally identifiable information of individual borrowers.

V. Exception Clearing
Selene will accept documentation to clear exceptions that Selene has noted on applicable loans through a mutually agreed upon process between the parties.  Loan conditions not cleared within two (2) weeks of the initial review will be charged at a Condition Clearing rate to be mutually agreed upon by the parties.
VI. Redaction
Notwithstanding anything in the Agreement or this SOW to the contrary, Selene shall have no obligation to redact, remove or otherwise review for the inclusion or exclusion of customer information in any report, extract or other grouping of information and data that has been requested by Client, or any authorized issuer, underwriter or other party, including, without limitation, a party's determination as to what information is furnished under Form ABS-15G, pursuant to 17 CFR 240.15Ga-2, as "findings and conclusions" of the Services. To the extent Client or any authorized issuer, underwriter or other party requests that Selene redact, remove or otherwise review for the inclusion or exclusion of Customer Information from the “findings and conclusions” of the Services, which shall be determined by Client or any authorized issuer, underwriter or other party in its sole discretion, Selene makes no representation or warranty to the completeness of such redaction, removal and review and shall have no liability with respect thereto.
 VII. Non-covered services
Any services not covered under this Statement of Work will not be included in the base cost of review. Research of such items may be performed on an hourly basis under the conditions set forth in Exhibit A, attached hereto. When such services are requested, Selene will notify Client of our belief that such services are outside the existing scope and additional charges will apply and Client must approve the work to be performed.

APPENDIX C – VALUATION REVIEW SCOPE

Selene reviewed the valuation materials utilized during the origination of the loan which confirmed the value of the underlying property. Selene verified the appraisal report was (i) on the appropriate GSE form, as applicable (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the Guidelines restrictions, and (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

If more than one valuation is provided for review, Selene confirmed consistency among the valuation products and if there are discrepancies that cannot be resolved, Selene created an exception and worked with the Client on the next steps, which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Selene’s review results in a variance of more than 10% then the Client was notified of such variance and a second independent valuation product shall be ordered. On all loans, Selene made a determination as to whether appraised value is supported based on documentation available at the time of review and adds exceptions or comments as appropriate.

Selene confirmed  consistency among  the valuation products and  where applicable, if  there was a discrepancy in value between two appraisals in the form of a variance greater than 10%, Selene reviewed the file for a desktop analysts/evaluation of the appraisals and determine which appraised value was used for qualification purposes.   If there were discrepancies that could not be resolved, Selene created an exception and worked with the client on the next steps for resolution.

Disclaimer
o
The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

o	Selene makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Selene may have reviewed valuation information for reasonableness.
o	Selene is not an ‘AMC’ (appraisal management company) and therefore Selene does not opine on the actual value of the underlying property.
o
Selene is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Selene will not have any communication with or responsibility to any individual consumer concerning property valuation.

o	Selene does not confirm whether the appraiser is on the Freddie Mac exclusionary list.